COHEN & STEERS REAL ASSETS FUND, INC.

CLASS A (RAPAX), CLASS C (RAPCX), CLASS F (RAPFX), CLASS I (RAPIX),

CLASS R (RAPRX) AND CLASS Z (RAPZX) SHARES

Supplement dated December 15, 2022 to

Summary Prospectus dated May 1, 2022

Prospectus dated May 1, 2022,

Statement of Additional Information dated September 1, 2022

Effective February 1, 2023, Tyler S. Rosenlicht will be added as a portfolio manager of Cohen & Steers Real Assets Fund, Inc. (the “Fund”). Vincent L. Childers, Jon Cheigh, Benjamin Ross, Nicholas Koutsoftas, Benjamin Morton and Jeffrey Palma will continue to serve as portfolio managers of the Fund. As of November 30, 2022, Tyler S. Rosenlicht did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Vincent L. Childers, asset allocation—Senior Vice President of the Advisor. Mr. Childers has been a portfolio manager of the Fund since 2013.

Jon Cheigh, global real estate asset class—Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

Benjamin Ross, commodities asset class—Senior Vice President of the Advisor. Mr. Ross has been a portfolio manager of the Fund since 2013.

Nicholas Koutsoftas, commodities asset class—Senior Vice President of the Advisor. Mr. Koutsoftas has been a portfolio manager of the Fund since 2013.

Benjamin Morton, infrastructure asset class—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since inception.

Jeffrey Palma, multi-asset solutions—Senior Vice President of the Advisor. Mr. Palma has been a portfolio manager of the Fund since 2022.

Tyler S. Rosenlicht, infrastructure and natural resource equities asset classes—Senior Vice President of the Advisor. Mr. Rosenlicht has been a portfolio manager of the Fund since 2022.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

Vincent L. Childers leads a team of portfolio managers for each asset class and is responsible for the day-to-day management of the Fund. Mr. Childers determines the Fund’s asset allocation ranges by conducting quantitative and qualitative analysis and oversees the implementation of allocation decisions across the Fund. Each portfolio manager directs and supervises the execution of the allocation decision for his respective asset class, and leads and guides the other members of his investment team.

Vincent L. Childers—Mr. Childers joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor and Head of the Real Assets Multi-Strategy investment team. Mr. Childers is a Chartered Financial Analyst charterholder. He is based in New York.

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.

Benjamin Ross—Mr. Ross joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor, and Head of the Commodities investment team. He is based in New York.

Nicholas Koutsoftas—Mr. Koutsoftas joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor, and a member of the Commodities investment team. He is based in New York.

Benjamin Morton—Mr. Morton joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Global Infrastructure investment team. He is based in New York.

Jeffrey Palma—Mr. Palma joined the Advisor in 2021 and currently serves as Senior Vice President of the Advisor and Head of Multi-Asset Solutions investment team. He is based in New York.

Tyler S. Rosenlicht—Mr. Rosenlicht joined the Advisor in 2012 as a research associate on the infrastructure team and currently serves as Senior Vice President of the Advisor and Head of Resource Equities Strategies. He is based in New York.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Real Assets Fund*
Vincent L. Childers	1	$71	1	$167	2	$433
Jon Cheigh	6	$14,140	32	$4,399	23	$6,560	(1)
Benjamin Ross	0	$0	1	$167	2	$433
Nicholas Koutsoftas	0	$0	0	$167	2	$433
Benjamin Morton	5	$4,980	15	$1,451	21	$3,525
Jeffrey Palma	2	$377	1	$167	2	$433
Tyler S. Rosenlicht	2	$3,494	14	$1,325	18	$3,274

*	Other accounts managed data as of November 30, 2022.
(1)	One “Other Account,” with total assets of $1,442 million as of November 30, 2022, is subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

RAPSUMPRO – 12.15.2022